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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 1996

                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                                      25-0877540
        ------------                                      ----------
(State or other jurisdiction                           (I.R.S. Employer
     of incorporation)                               Identification Number)

 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
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               (Address of principal executive offices; zip code)

                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)


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Item 5.  Other Events
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         In accordance with Accounting Principles Board Opinion No. 30
"Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," (APB30), the Registrant has reclassified to Discontinued Operations the financial information for the Environmental Services Segment. In connection with this action, the Registrant has restated the 1995 Annual Report including all financial statements, notes to the financial statements, and management's discussion and analysis. A copy of the restated financial statements, notes to the financial statements, and management's discussion and analysis is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

              99.1 1995 Annual Report restated for the reclassification to Discontinued Operations of the Environmental Services Segment including all financial statements, notes to the financial statements, and management's discussion and analysis is filed as Exhibit 99.1 to this Report.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTINGHOUSE ELECTRIC CORPORATION
                                              (Registrant)

                                    By:  /s/ CAROL V. SAVAGE
                                        -------------------------------
                                        Carol V. Savage
                                        Vice President and
                                        Chief Accounting Officer

Date:  September 19, 1996


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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.           Description                         Sequential Page No.
- -----------           -----------                         -------------------
  99.1                1995 Annual Report including
                      all financial statements, notes
                      to the financial statements,
                      and management's discussion and
                      analysis.